                                                                    EXHIBIT 24.2


                   POWER OF ATTORNEY OF THE BENEFITS COMMITTEE


KNOW BY ALL PERSONS BY THESE PRESENTS:

         Each of the undersigned hereby constitutes and appoints James C. Morgan, Gerald F. Taylor, Joseph J. Sweeney and Donald A. Slichter, and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to up to 12,000,000 shares of common stock of Applied Materials, Inc. and an indeterminate number of plan interests issuable under the Applied Materials, Inc. Employee Savings and Retirement Plan, as amended, and any and all amendments of such Registration Statement, including post-effective amendments, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, thereby ratifying and confirming all that said attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.



/s/  William C. Barrett                           July 7, 1997
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     Bill Barrett


                                                  July ___, 1997
--------------------------------
     Ed Brown


/s/  Nancy H. Handel                              July 3, 1997
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     Nancy Handel


--------------------------------                  July ___, 1997
     Sam Ishii




/s/  Roberta L. Monahan                           July 2, 1997
--------------------------------
     Roberta Monahan

/s/  Charmaine F. Mesina                          July 3, 1997
--------------------------------
     Charmaine Mesina


/s/  Michael K. O'Farrell                         July 3, 1997
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     Michael O'Farrell


                                                  July ___, 1997
--------------------------------
     Tom St. Dennis



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